                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Services, Inc., a Delaware corporation ("Kaneb"), does hereby constitute and appoint Howard C. Wadsworth or Tony M. Regan with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of Kaneb to the Annual Report on Form 10-K for Kaneb for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.



SANGWOO AHN
- ------------------------
Sangwoo Ahn






In Presence of:



H. MATTESON
- ------------------------
H. Matteson






                                   Exhibit 24

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Services, Inc., a Delaware corporation ("Kaneb"), does hereby constitute and appoint Howard C. Wadsworth or Tony M. Regan with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of Kaneb to the Annual Report on Form 10-K for Kaneb for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.



JOHN R. BARNES
- ------------------------
John R. Barnes






In Presence of:



HEATHER R. BULBA
- ------------------------
Heather R. Bulba






                                   Exhibit 24

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Services, Inc., a Delaware corporation ("Kaneb"), does hereby constitute and appoint Howard C. Wadsworth or Tony M. Regan with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of Kaneb to the Annual Report on Form 10-K for Kaneb for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of March, 1996.



CHARLES R. COX
- ------------------------
Charles R. Cox






In Presence of:



JUNE KERSHAW
- ------------------------
June Kershaw






                                   Exhibit 24

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Services, Inc., a Delaware corporation ("Kaneb"), does hereby constitute and appoint Howard C. Wadsworth or Tony M. Regan with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of Kaneb to the Annual Report on Form 10-K for Kaneb for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.



PRESTON A. PEAK
- ------------------------
Preston A. Peak






In Presence of:



HEATHER R. BULBA
- ------------------------
Heather R. Bulba






                                   Exhibit 24

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Services, Inc., a Delaware corporation ("Kaneb"), does hereby constitute and appoint Howard C. Wadsworth or Tony M. Regan with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of Kaneb to the Annual Report on Form 10-K for Kaneb for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.



RALPH A. REHM
- ------------------------
Ralph A. Rehm






In Presence of:



HEATHER R. BULBA
- ------------------------
Heather R. Bulba






                                  Exhibit 24

                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Kaneb Services, Inc., a Delaware corporation ("Kaneb"), does hereby constitute and appoint Howard C. Wadsworth or Tony M. Regan with full power of substitution, as his true and lawful attorney and agent to execute and sign, for and on behalf of the undersigned, the name of the undersigned as a director of Kaneb to the Annual Report on Form 10-K for Kaneb for the fiscal year ended December 31, 1995, or to any amendment thereto, to be filed with the Securities and Exchange Commission, pursuant to the Securities Exchange Act of 1934, and to any instrument or document filed as a part of, as an exhibit to or in connection with said Form 10-K or any amendment thereto; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 26th day of March, 1996.



JAMES R. WHATLEY
- ------------------------
James R. Whatley






In Presence of:



NATHLYE H. CHASTAIN
- ------------------------
Nathlye H. Chastain







                                   Exhibit 24